U. S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 30, 1996



                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Maryland                               0-                              52-1261113
(State of other jurisdiction of        (Commission File Number)       (IRS Employer Identification No.)
        incorporation)

                 2021 Research Drive, Annapolis, Maryland 21401
          (Address of principal executive offices, including Zip Code)


                                 (410) 224-8770
              (Registrant's telephone number, including area code)

                 FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements. Audited financial statements of Teklicon, Inc., for the year ended March 31, 1996.

     (b) Pro Forma Financial Information. Pro Forma Balance Sheet and Pro Forma Statement of Income combining Forensic Technologies International Corporation and Teklicon, Inc. for the year ended December 31, 1995, and the nine months ended September 30, 1996.




                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                                        (Registrant)



                                      By: /s/ Gary Sindler
                                          -------------------------------------
                                           Gary Sindler
                                           Executive Vice President and Chief
                                             Financial Officer


DATED: November 27, 1996

                                                                          YOUNG,
                                                                           CRAIG
                                                                       + COMPANY
                                                                ----------------
                                                                CERTIFIED PUBLIC
                                                                     ACCOUNTANTS
                                                                ================



                                 TEKLICON, INC.
                          Audited Financial Statements
                        For The Year Ended March 31, 1996










   5150 El Camino Real, Suite C-10 Los Altos, California 94022 (415)988-7300
   --------------------------------------------------------------------------
                               Fax (415)988-8852
                               ------------------
                 MEMBER OF ASSOCIATED REGIONAL ACCOUNTING FIRMS

                                TABLE OF CONTENTS
                                                                        Page No.
                                                                        --------
INDEPENDENT AUDITORS REPORT                                                1

FINANCIAL STATEMENTS

   Balance Sheet                                                           2

   Statement of Operations and Retained Eamings                            4

   Statement of Cash Flows                                                 5

   Notes to Financial Statements                                           6

   SUPPLEMENTARY INFORMATION                                              10






                                                       YOUNG, CRAIG + COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                                                          YOUNG,
                                                                           CRAIG
                                                                       + COMPANY
                                                                ----------------
                                                                CERTIFIED PUBLIC
                                                                     ACCOUNTANTS
                                                                ================


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


                                                           Dennis A. Young, CPA
                                                           Janet L. Craig, CPA
Teklicon,Inc.                                              Raymond H. Skitt, CPA
Mountain View, California                                  Robert D. Galen, CPA
                                                           David L. Heacock, CPA


We have audited the accompanying balance sheet of Teklicon (a corporation) as of March 31, 1996 and the related statements of operations, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes exarnining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above represent fairly, in all material respects, the financial position of Teklicon, Inc. as of March 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                       /s/ Young Craig + Company


July 25, 1996








   5150 El Camino Real, Suite C-10 Los Altos, California 94022 (415) 988-7300
  ---------------------------------------------------------------------------
                               Fax (415) 988-8852
                               ------------------
                 MEMBER OF ASSOCIATED REGIONAL ACCOUNTING FIRMS

                                 TEIAICON, INC.
                                  BALANCE SHEET
                                 March 31, 1996


CURRENT ASSETS
     Cash in bank                                                   $    25,326
     Money  market                                                       60,568
     Certificates of deposit                                            149,421
     Accounts receivable-trade                                          546,663
     Accounts receivable-other                                           20,680
     Notereceivable-employee                                              3,075
     Prepaid expenses                                                    12,753
                                                                    ------------

       TOTAL CURRENT ASSETS                                             818,486
                                                                    ------------

PROPERTY AND EQUIPMENT
    Machinery and equipment                                             240,361
    Accumulated depreciation                                           (189,856)
                                                                    ------------

                                                                         50,505
                                                                    ------------

OTHER ASSETS
     Investment in insurance contract                                    72,997
                                                                    ------------

                                                                    $   941,988
                                                                    ============

See accompanying notes and Independent Auditor's Report.

                                        2

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEIAICON, INC.
                                  BALANCE SHEET
                                 March 31, 1996





CURRENT LIABILITIES
     Accounts payable                                               169,279
     Accrued expenses                                                85,180
     Payroll taxes payable                                          113,095
     Unearned income-deposits                                       112,500
     Deferred taxes                                                  79,831
                                                                  ---------

       TOTAL CURRENT LIABILITIES                                    559,885
                                                                  ---------

STOCKHOLDER'S EQLTITY
     Common stock, no par value, 15,000,000 shares authorized
        7,500,000 shares issued and outstanding                       5,000
     Retained earnings                                              377,103
                                                                  ---------

                                                                    382,103
                                                                  ---------

                                                                    941,988
                                                                  =========


See accompanying notes and Independent Auditor's Report.

                                        3

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                            Year Ended March 31, 1996




REVENUE                                                         $ 3,099,288
  Less Sales Allowances                                              45,724
                                                                 ----------

                                                                  3,053,564
                                                                 ----------

COST OF SERVICES
  Consultant fees                                                 1,621,193
  Client expenses paid                                               35,523
                                                                  ---------

                                                                  1,656,716
                                                                  ---------

      GROSS PROFIT                                                1,396,848

GENERAL AND ADMINISTRATIVE EXPENSES                                 866,098
                                                                  ---------


      INCOME FROM OPERATIONS BEFORE
           OFFICER COMPENSATION                                     530,750

OFFICER COMPENSATION
  Salary                                                            530,000
  Pension plan                                                       23,631
  Life insurance                                                     14,035
                                                                  ---------

      LOSS FROM OPERATIONS                                          (36,916)
                                                                  ---------

OTHER INCOME (EXPENSES)
  Interest income                                                    16,481
  Other income                                                       15,025
  Interest expense                                                   (1,040)
                                                                  ---------

  LOSS BEFORE TAX PROVISION                                          (6,450)

PROVISION FOR INCOME TAXES                                            2,183
                                                                  ---------

  NET LOSS                                                           (8,633)
                                                                  ---------

BEGINNING RETAINED EARNINGS                                         466,022
  Prior period adjustment, net of tax                               (80,286)
                                                                  ---------

BEGINNING RETAINED EARNINGS RESTATED                                385,736
                                                                  ---------

      ENDING RETAINED EARNINGS                                     $377,103
                                                                  =========




See accompanying notes and Independent Auditor's Report.

                                        4

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON, INC.
                             STATEMENT OF CASH FLOWS
                            Year Ended March 31, 1996

CASH FLOWS FROM OPERATING ACTIVITES
  Net loss                                                        $   (8,633)
  Prior period adjustment, net of tax                                (80,286)
  Adjustments to reconcile net loss to net cash
     provided by operating activities:
       Deprectiation and amortization                                 28,771
  Change in assets and liabilities:
    (Increase) decrease in:
       Accounts receivable - trade                                   (87,670)
       Accounts receivable - other                                   (15,025)
       Note  receivable - employee                                    (3,075)
       Prepaid  expenses                                             (12,753)
     Increase (decrease)  in:
       Accounts payable                                              114,604
       Accrued payroll taxes                                          63,366
       Accrued  expenses                                              85,179
       Income taxes payable                                          (16,796)
       Unearned income - deposits                                     11,000
       Deferred taxes                                                (37,615)
                                                                  ----------

           NET CASH PROVIDED BY
            OPERATING ACTIVITIES                                      41,067
                                                                  ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Equipment purchases                                                (15,105)
  Investment in insurance contract                                   (35,965)
                                                                  ----------

            NET CASH USED BY
             INVESTING ACTIVITIES                                    (51,070)
                                                                  ----------

            NET DECREASE IN CASH                                     (10,003)

CASH AT BEGINNING OF YEAR                                            245,318
                                                                  ----------

            CASH AT END OF YEAR                                     $235,315
                                                                  ==========








See accompanying notes and Independent Auditor's Report.

                                        5

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON., INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1996


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
------------------

Teklicon, Inc. provides technical consulting and expert witness testimony to attorney's and businesses.

Management Estimates
--------------------

The use of management estimates is required in order to prepare any financial statements in accordance with generally accepted accounting principles.

Property and equipment
----------------------

Property and equipment are stated at cost. Depreciation is computed using the accelerated and straight-line methods over the estimated useful lives of the assets, which range from three to seven years.

Bad debt expense
----------------

During fiscal year ended March 31, 1996, the Company determined that some accounts receivables had become uncollectable and they were written off at the end of the year.

Allowance for doubtful accounts
-------------------------------

The Company considers the remaining accounts receivable fully collectable; accordingly, no allowance for doubtful accounts is required.

Cash Equivalents
----------------

For purposes of reporting cash flows, cash equivalents include money market accounts and any highly liquid debt instruments purchased with a maturity of three months or less.








See accompanying notes and Independent Auditor's Report.

                                        6

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1996

 NOTE B - SUPPLEMENTARY INFORMATION FOR STATEMENT OF CASH FLOWS

The following accounts are a summation of the cash accounts on the statement of cash flows:

  Cash in bank                                      $    25,326
  Money market                                          60,568
  Certificates of deposit                              149,421
                                                      --------

                                                    $  235,315
                                                      ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
  INFORMATION:

Cash paid during the year for:

  Interest                                          $    1,040
                                                      ========

  Income taxes                                      $   44,154
                                                      ========



NOTE C - INCOMIE TAXES

The components of the provision for income taxes for the fiscal year ended March 31, 1996 is as follows:


                Tax liability per tax returns:
                   Federal income tax                      $   13,112
                   California Franchise tax                     3,273

                Tax effect of depreciation and other
                temporary differences                         (14,202)
                                                             --------

                                                           $    2,183
                                                             ========



The Company uses the cash basis of accounting for tax reporting purposes. Temporary differences giving rise to the deferred tax liability consist primarily of accrued income and expenses recognized in the current period for financial reporting, but deferred for tax purposes and the excess of depreciation for tax purposes over the amount for financial reporting.



See accompanying notes and Independent Auditor's Report.

                                        7

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1996



NOTE D - LEASE COMMITMENTS

The Company leases an office facility in Mountain View under an operating lease agreement effective March 1, 1990. This lease expired on April 30, 1996. The Company entered into a new lease for less office space effective May 1, 1996 through April 30, 1999. The agreement requires payment of a share of real property taxes, operating expenses and property insurance during the term of the lease.

The Company sublet a portion of this office facility under an operating lease effective June 15, 1994, and expiring April 30, 1996. The income received from this sublease was used to offset rent expense.

Future minimum lease payments, without regard for sublease offset, real property taxes, and operating expenses and property insurance, are as follows:

                            1997                       $          56,486
                            1998                                  55,085
                            1999                                  56,465
                            2000                                   4,715
                            ----                             -----------

                                                       $         172,751
                                                             ===========



NOTE E - RELATED PARTY TRANSACTIONS

The Company has an account receivable due of $20,680 for reimbursable expenses from Pat, Inc. This entity is owned 75% by the principal stockholder of the Company.


NOTE F - CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash investments. At March 31, 1996, the Company had a cash investment with one financial institution which exceeded the federally insured limit by $109,989.




See accompanying notes and Independent Auditor's Report.

                                        8

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1996



NOTE G - PROFIT SHARING PLAN

The Company has a profit sharing plan that covers all employees. Contributions to the plan are at the discretion of the Board of Directors. Contributions to the plan for the year ended March 31, 1996 totaled $71,584.

NOTE H - MAJOR VENDORS AND CUSTOMERS

For the year ended March 31, 1996, the Company had four consultants from whom 14%, 12%, 11%,and 10% of consulting services were purchased.

Sales to two customers comprised greater than 10% of the Company's sales during the year ended March 31, 1996. Sales to these customers approximated $841,527. Accounts receivable from these customers totaled $321,565.


NOTE I - PRIOR PERIOD ADJUSTMENT

Retained Earnings at the beginning of the year has been adjusted to correct an error in accrued expenses for the prior year. Had the error not occurred, net income for the year ending March 31, 1995 would have been decreased by $80,286, net of income taxes of $34,551.





See accompanying notes and Independent Auditor's Report.

                                        9

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

                                 TEKLICON, INC.
                       GENERAL AND ADMINISTRATIVE EXPENSES
                            Year Ended March 31, 1996


GENERAL AND ADMINISTRATIVE EXPENSES
  Salaries-office                                                   $    375,826
  Advertising  and  marketing                                             73,945
  Auto expense                                                            58,115
  Rent                                                                    56,181
  Pension plan                                                            47,953
  Accounting and legal fees                                               46,610
  Office supplies                                                         40,332
  Payroll taxes                                                           34,687
  Travel expense                                                          33,651
  Depreciation                                                            28,771
  Meals and entertainment-client                                          24,445
  Insurance (employee benefits)                                           18,426
  Telephone                                                               12,085
  Dues and subscriptions                                                   5,150
  Postage                                                                  4,040
  Bad debt expense                                                         1,763
  Meals and entertainment                                                  1,716
  Other expenses                                                           1,411
  Property tax                                                               991
                                                                       ---------

                                                                         866,098
                                                                       =========




See accompanying notes and Independent Auditor's Report.

                                        10

                                                    YOUNG,   CRAIG   +   COMPANY
                                                    ----------------------------
                                                    CERTIFIED PUBLIC ACCOUNTANTS

Forensic Technologies International Corporation
Pro Forma Balance Sheet (unaudited)
December 31, 1995

                                                                                                                        FTI/
                                                                                                                       Teklicon
                                                                                                       Pro Forma       Pro Forma
                                                                       FTI             Teklicon      Adjustments        Combined
                                                                       ---             --------      -----------        --------
Assets
Current assets:
Cash and cash equivalents                                                    9,610       $  235,315                        244,925
Accounts receivable, net                                                 4,063,432          570,418                      4,633,850
Unbilled accounts receivable, net                                        2,230,674                                       2,230,674
Deferred income taxes                                                      499,141                                         499,141
Other current assets                                                       133,052           12,753                        145,805
                                                                    ---------------------------------------------------------------
Total current assets                                                     6,935,909          818,486                      7,754,395

Property and equipment:
Buildings                                                                  411,241                                         411,241
Furniture and equipment                                                  6,335,898          240,361                      6,576,259
Leasehold improvements                                                     677,348                                         677,348
                                                                    ---------------------------------------------------------------
                                                                         7,424,487          240,361                      7,664,848
Accumulated depreciation and amortization                               (4,594,318)        (189,856)                    (4,784,174)
                                                                    ---------------------------------------------------------------
Property, net                                                            2,830,169           50,505                      2,880,674

Other assets                                                               127,755           72,997                        200,752

                                                                    ===============================================================
Total assets                                                         $   9,893,833       $  941,988                 $   10,835,821
                                                                    ===============================================================


Liabilities and stockholders' equity
Current liabilities:
Accounts payable                                                    $      916,742       $  254,459                $     1,171,201
Borrowings under line of credit                                          2,110,391                                       2,110,391
Accrued compensation expense                                               820,746          113,095                        933,841
Incomes tax payable                                                        208,296           79,831                        288,127
Current portion of deferred revenue                                        138,889                                         138,889
Current portion of capital lease obligations                                63,463                                          63,463
Accrued loss on disposal of discontinued operations                        478,828                                         478,828
Other current liabilities                                                  198,054          112,500                        310,554
                                                                    ---------------------------------------------------------------
Total current liabilities                                                4,935,409          559,885                      5,495,294

Long-term debt and capital lease obligations, less current portion         206,747                                         206,747
8% Convertible Subordinated Debentures, due to stockholders              1,800,000                                       1,800,000
Series A Redeemable Convertible Preferred Stock                          1,560,000                                       1,560,000
Common Stock Subject to Repurchase                                         310,930                                         310,930


Stockholders' equity:
Common stock - Class A                                                      15,741            4,150                         19,891
Common stock - Class B                                                      15,246                                          15,246
Additional paid-in capital                                                                      850                            850
Retained earnings                                                        1,049,760          377,103                      1,426,863
                                                                    ---------------------------------------------------------------
Total stockholders' equity                                               1,080,747          382,103                      1,462,850
                                                                    ===============================================================
Total liabilities and stockholders' equity                           $   9,893,833       $  941,988                 $   10,835,821
                                                                    ===============================================================

Forensic Technologies International Corporation
Pro Forma Statement of Income (Unaudited)
 For Year ended December 31, 1995

                                                                                                                         FTI/
                                                                                                                       Teklicon
                                                                                                      Pro Forma        Pro Forma
                                                                    FTI              Teklicon        Adjustments       Combined
                                                                    ---              --------        -----------       --------
Revenues                                                         $     20,327,739    $ 3,053,564                      $  23,381,303

Direct cost of revenues                                                 9,492,533      1,873,716                         11,366,249
Selling, general and administrative expenses                            8,670,027      1,216,764         (370,000)        9,516,791
                                                               ---------------------------------------------------------------------
Total costs and expenses                                               18,162,560      3,090,480         (370,000)       20,883,040
                                                               ---------------------------------------------------------------------
Income from operations                                                  2,165,179        (36,916)         370,000         2,498,263

Other income (expenses):
Interest and other income                                                  10,163         32,706                             42,869
Interest expense                                                         (262,784)        (1,040)                          (263,824)
                                                               ---------------------------------------------------------------------
                                                                         (252,621)        31,666                           (220,955)
Income (loss) from continuing operations before income taxes            1,912,558         (5,250)         370,000         2,277,308

Income taxes                                                              776,482         24,183          152,000           952,665
                                                               ---------------------------------------------------------------------
Income (loss) from continuing operations                                1,136,076        (29,433)         218,000         1,324,643
Discontinued operations:
      Loss from discontinued operations (net of
income tax benefit of $44,460)                                            (65,074)                                          (65,074)
      Loss on disposal of discontinued operations
(net of income tax benefit of $248,520)                                  (365,109)                                         (365,109)

                                                               =====================================================================
Net income (loss)                                              $          705,893  $     (29,433)  $      218,000   $       894,460
                                                               =====================================================================


Per common and common equivalent share:
Income from continuing operations                              $             0.61                                  $           0.58
                                                               ===================                                ==================
Net income                                                     $             0.38                                  $           0.39
                                                               ===================                                ==================

Per common share, assuming full dilution:
Income from continuing operations                              $             0.42                                  $           0.42
                                                               ===================                                ==================
Net income                                                     $             0.27                                  $           0.29
                                                               ===================                                ==================

Common and common equivalent shares
used in calculation of earnings per
share:
     Primary                                                            1,867,836                                         2,282,836
                                                               ===================                                ==================
     Fully diluted                                                      2,942,879                                         3,357,879
                                                               ===================                                ==================


In connection with the merger, the Company entered into an employment agreement with the sole stockholder and executive officer of Teklicon. The future amount of compensation to be paid the officer, who will have substantially the same duties, will be less than the amounts paid in periods prior to the merger. The pro forma adjustment, presented above, assumes that the officer had received the reduced amount of compensation in the periods presented.

Forensic Technologies International Corporation
Pro Forma Balance Sheet (unaudited)
September 30, 1996

                                                                                                                         FTI/
                                                                                                                        Teklicon
                                                                                                       Pro Forma       Pro Forma
                                                                            FTI            Teklicon    Adjustments      Combined
                                                                            ---            --------    -----------      --------
Assets
Current assets:
Cash and cash equivalents                                                 6,699,791     $     237,166              $     6,936,957
Accounts receivable, net                                                  6,318,424           520,314                    6,838,738
Unbilled receivable, net                                                  2,896,332                                      2,896,332
Deferred income taxes                                                       499,141                                        499,141
Prepaid expenses                                                            657,952            11,409                      669,361
                                                                      -------------------------------------------------------------
Total current assets                                                     17,071,640           768,889                   17,840,529

Property and equipment:
Buildings                                                                   411,241                                        411,241
Furniture and equipment                                                   7,539,228           238,906                    7,778,134
Leasehold improvements                                                      781,161                                        781,161
                                                                      -------------------------------------------------------------
                                                                          8,731,630           238,906                    8,970,536
Accumulated depreciation and amortization                                (5,176,499)         (191,721)                  (5,368,220)
                                                                      -------------------------------------------------------------
Property, net                                                             3,555,131            47,185                    3,602,316

Other assets                                                                 96,880           131,484                      228,364

                                                                      -------------------------------------------------------------
Total assets                                                          $  20,723,651     $     947,558               $   21,671,209
                                                                      =============================================================


Liabilities and stockholders' equity
Current liabilities:
Accounts payable                                                          1,064,424     $     296,439              $     1,360,863
Borrowings under line of credit                                             699,443            13,632                      713,075
Accrued compensation expense                                                820,330            24,291                      844,621
Incomes tax payable                                                         532,071            90,184                      622,255
Current portion of capital lease obligations                                 56,443                                         56,443
Other current liabilities                                                   456,380           121,500                      577,880
                                                                      -------------------------------------------------------------
Total current liabilities                                                 3,629,091           546,046                    4,175,137

Long-term debt and capital lease obligations, less current portion          182,931                                        182,931

Stockholders' equity:
Common stock - Class A                                                       40,920             4,150                       45,070
Additional paid-in capital                                               14,384,750               850                   14,385,600
Retained earnings                                                         2,485,959           396,512                    2,882,471
                                                                      -------------------------------------------------------------
Total stockholders' equity                                               16,911,629           401,512                   17,313,141
                                                                      -------------------------------------------------------------
Total liabilities and stockholders' equity                            $  20,723,651     $     947,558               $   21,671,209
                                                                      =============================================================

Forensic Technologies International Corporation
Pro Forma Statement of Income (Unaudited)
 For Nine Months ended September 30, 1996

                                                                                                                       FTI/
                                                                                                                     Teklicon
                                                                                                  Pro Forma         Pro Forma
                                                             FTI                Teklicon         Adjustments        Combined
                                                             ---                --------         -----------        --------
Revenues                                                   $   20,338,661       $    2,208,523                      $    22,547,184

Direct cost of revenues                                        10,923,870            1,413,771          (100,000)        12,237,641
Selling, general and administrative expenses                    6,893,470              864,633                            7,758,103
                                                         --------------------------------------------------------------------------
Total costs and expenses                                       17,817,340            2,278,404          (100,000)        19,995,744
                                                         ---------------------------------------------------------------------------
Income from operations                                          2,521,321              (69,881)          100,000          2,551,440

Other income (expenses):
Interest and other income                                         163,057               29,914                              192,971
Interest expense                                                 (155,982)                                                 (155,982)
                                                         ---------------------------------------------------------------------------
                                                                    7,075                                                    36,989
Income from continuing operations before income taxes           2,528,396              (39,967)          100,000          2,588,429

Income taxes                                                    1,033,599               12,537            41,000          1,087,136
                                                         ===========================================================================
Net income                                                $     1,494,797     $        (52,504)   $       59,000   $      1,501,293
                                                         ===========================================================================

Per common and common equivalent share:
Net income                                               $           0.49                                      $               0.43
                                                         =================                                       ===================

Per common share, assuming full dilution:
Net income                                               $           0.42                                      $               0.38
                                                         =================                                       ===================

Common and common equivalent shares
used in calculation of earnings per
share:
     Primary                                                    3,074,275                                                 3,489,275
                                                         =================                                       ===================
     Fully diluted                                              3,607,126                                                 4,022,126
                                                         =================                                       ===================



In connection with the merger, the Company entered into an employment agreement with the sole stockholder and executive officer of Teklicon. The future amount of compensation to be paid the officer, who will have substantially the same duties, will be less than the amounts paid in periods prior to the merger. The pro forma adjustment, presented above, assumes that the officer had received the reduced amount of compensation in the periods presented.